Business Combinations And Capital Reorganization - Summary of Assets and Liabilities Recognized at Fair Value as a Result of the Acquisition For Intelligent Solutions AS (Detail) - Intelligent Solutions AS [Member]
Dec. 31, 2021 EUR (€)
Amounts Recognised As Of Acquisition Date For Each Major Class Of Assets Acquired And Liabilities Assumed [Line Items]
Property, plant and equipment	€ 15,917
Deferred tax assets	12,435
Inventories	499,237
Trade and other financial receivables	144,152
Cash and cash equivalents	102,969
Total Assets	774,710
Trade and other financial payables	(563,017)
Loans and borrowings	(125,909)
Other payables	(45,503)
Total Liabilities	(734,429)
Identifiable net assets acquired	40,281
Cash consideration transferred	140,534
Put option liability	2,597,039
Goodwill arising on acquisition	€ 2,697,292